UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 12, 2008

LEGG MASON, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-8529	52-1200960
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

100 International Drive, Baltimore, Maryland	21202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 539-0000

100 Light Street, Baltimore, Maryland 21202

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

On May 12, 2008, Legg Mason, Inc. (the “Company”) filed a Form 8-K under Item 8.01 to report the issuance by the Company of 20,000,000 equity units and the option to purchase up to an additional 3,000,000 equity units. The opinion of Thomas C. Merchant, Deputy General Counsel, relating to such transaction is attached hereto as Exhibit 5.1 and incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Subject Matter
5.1	Legal Opinion of Thomas C. Merchant, Deputy General Counsel

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGG MASON, INC.
(Registrant)

Date: August 3, 2009	By:	/s/ Thomas P. Lemke
Thomas P. Lemke
Senior Vice President and General Counsel

LEGG MASON, INC.

EXHIBIT INDEX

Exhibit No.	Subject Matter
5.1	Legal Opinion of Thomas C. Merchant, Deputy General Counsel